EXHIBIT 24.1
POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2009
WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2009, with the Securities and Exchange Commission; and,
WHEREAS, the undersigned is a Director of ALC;
NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 3rd day of March, 2010.

/s/ Alan Bell
Alan Bell

POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2009
WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2009, with the Securities and Exchange Commission; and,
WHEREAS, the undersigned is a Director of ALC;
NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 3rd day of March, 2010.

/s/ Jesse C. Brotz
Jesse C. Brotz

POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2009
WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2009, with the Securities and Exchange Commission; and,
WHEREAS, the undersigned is a Director of ALC;
NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 3rd day of March, 2010.

/s/ Derek H. L. Buntain
Derek H. L. Buntain

POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2009
WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2009, with the Securities and Exchange Commission; and,
WHEREAS, the undersigned is a Director of ALC;
NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 3rd day of March, 2010.

/s/ David J. Hennigar
David J. Hennigar

POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2009
WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2009, with the Securities and Exchange Commission; and,
WHEREAS, the undersigned is a Director of ALC;
NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 3rd day of March, 2010.

/s/ Malen S. Ng
Malen S. Ng

POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2009
WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2009, with the Securities and Exchange Commission; and,
WHEREAS, the undersigned is a Director of ALC;
NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 3rd day of March, 2010.

/s/ Melvin A. Rhinelander
Melvin A. Rhinelander

POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2009
WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2009, with the Securities and Exchange Commission; and,
WHEREAS, the undersigned is a Director of ALC;
NOW, THEREFORE, the undersigned hereby constitutes and appoints Michael J. Spector as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 3rd day of March, 2010.

/s/ Charles H. Roadman II, MD
Charles H. Roadman II, MD